SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) April 25, 2005

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Item 2.02. Results of Operations and Financial Condition.

Entergy Corporation

The information in this Current Report on Form 8-K, including exhibits listed below, is being furnished, not filed, under Item 2.02, "Results of Operations and Financial Condition."

On April 25, 2005, Entergy Corporation ("Entergy") issued two public announcements, attached as exhibits 99.1 and 99.2 hereto (the "Earnings Releases"), which are incorporated herein by reference. Entergy's senior management team will host an earnings conference call at 10:00 a.m. CDT, Monday, April 25, 2005. The call and the slide presentation, attached hereto as exhibit 99.3, can also be accessed via Entergy's web site at www.entergy.com/webcasts.

Item 7.01. Regulation FD Disclosure

Entergy Corporation

The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, under Item 7.01 pursuant to Regulation FD.

On April 25, 2005, Entergy issued the Earnings Releases, which are attached as exhibits 99.1 and 99.2 hereto and incorporated herein by reference. Entergy's senior management team will host an earnings conference call at 10:00 a.m. CDT, Monday, April 25, 2005. The call and the slide presentation, attached hereto as exhibit 99.3, can also be accessed via Entergy's web site at www.entergy.com/webcasts.

Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Release, dated April 25, 2005, issued by Entergy.
99.2	Release, dated April 25, 2005, issued by Entergy.
99.3	Slide presentation given on April 25, 2005 by the Executive Vice President and Chief Financial Officer, Leo P. Denault, of Entergy Corporation.
99.4	Statement on Uses and Usefulness of Non-GAAP Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

By: /s/ Nathan E. Langston
Nathan E. Langston
Senior Vice President and
Chief Accounting Officer

Dated: April 25, 2005